Exhibit 10.5

JOINDER TO INTERCREDITOR AGREEMENT

RELATING TO

SERIES 2026-A SENIOR SECURED CRR BONDS –

APPALACHIAN CONSUMER RATE RELIEF FUNDING II LLC

AND

SERIES 2026-A SENIOR SECURED CRR BONDS –

WHEELING CONSUMER RATE RELIEF FUNDING LLC

This JOINDER TO INTERCREDITOR AGREEMENT (this “Joinder”), dated as of [•], 2026, is entered into by each of the following Persons, in its capacity(ies) specified below (each, an “Additional Party”), AEP CREDIT, INC., a Delaware limited liability company (the “Receivables Buyer”), and JPMorgan Chase Bank, N.A., as Administrative Agent for the Receivables Purchasers and as Control Agent under the Intercreditor Agreement (in such capacities, the “Agent”):

•

Appalachian Power Company, a Virginia corporation (“APCo”), as (A) a “Company” and “Receivables Sub-Servicer” with respect to Receivables arising from APCo West Virginia customers only (and not from customers of Wheeling Power Company, a West Virginia corporation (“WPCo”)) and (B) “Securitization Property Servicer” with respect to “Securitization Charges” for APCo West Virginia customers only (and not for WPCo customers);

•	Appalachian Consumer Rate Relief Funding II LLC, a Delaware limited liability company (the “APCo Bond Issuer”), as a “Bond Issuer”;

•	Wheeling Consumer Rate Relief Funding LLC, a Delaware limited liability company (the “WPCo Bond Issuer”), as a “Bond Issuer”; and

•	U.S. Bank Trust Company, National Association, a national banking association, not in its individual capacity but solely in its capacity as an “Indenture Trustee”.

Reference is made to the Intercreditor Agreement, dated as of September 7, 2022, as amended and restated as of December 9, 2024 (the “Intercreditor Agreement”), by and among the Receivables Buyer, the Agent, each Company from time to time party thereto, each Bond Issuer from time to time party thereto and each Indenture Trustee from time to time party thereto. The defined terms contained in the Intercreditor Agreement are incorporated herein.

Each Additional Party hereby agrees (a) to become a party to the Intercreditor Agreement for all purposes thereof on the terms set forth therein in the capacity specified above; (b) to be bound by the terms of the Intercreditor Agreement as if such Additional Party had executed and delivered the Intercreditor Agreement as an original party thereto in such capacity; (c) the “Agency Agreement”, the “Commission”, each “Indenture”, the “Purchase Agreement”, each “Sale Agreement”, the “Securitization Property”, the “Securitization Charges” and each “Servicing Agreement” specified on Schedule 1 to this Joinder shall constitute an Agency Agreement, Commission, Indenture, Purchase Agreement, Sale Agreement, Securitization Property, Securitization Charges and Servicing Agreement, respectively, for all purposes under the Intercreditor Agreement; and (d) any communications, including notices and instructions, with respect to such Additional Party may be given at the address for such Additional Party specified on Schedule 1 hereto.

The Indenture Trustee as an Additional Party under this Intercreditor Agreement and pursuant to Section 16 of the Intercreditor Agreement, is entitled to all the rights, benefits, protection, immunities, and indemnities afforded to it under each Indenture.

The provisions of Section 9 (Governing Law; Jurisdiction; Waiver of Jury Trial) of the Intercreditor Agreement will apply with like effect to this Joinder.

(Signatures follow.)

IN WITNESS WHEREOF, the parties have caused this Joinder to be executed by their respective officers thereunto duly authorized, as of the date first above written.

APPALACHIAN POWER COMPANY,
as a Company, a Securitization Property Servicer and a Receivables Sub-Servicer

By:
Name:
Title:

APPALACHIAN CONSUMER RATE RELIEF FUNDING II LLC, as a Bond Issuer

By:
Name:
Title:

WHEELING CONSUMER RATE RELIEF FUNDING LLC, as a Bond Issuer

By:
Name:
Title:

Signature Page to

Joinder to Intercreditor Agreement

(Appalachian Consumer Rate Relief Funding II LLC & Wheeling Consumer Rate Relief Funding LLC)

U.S. BANK TRUST COMPANY, NATIONAL ASSOCIATION, as an Indenture Trustee

By:
Name:
Title:

AEP CREDIT, INC.,
as Receivables Buyer

By:
Name:
Title:

JPMORGAN CHASE BANK, N.A.,
as Administrative Agent and Control Agent

By:
Name:
Title:

Signature Page to

Joinder to Intercreditor Agreement

(Appalachian Consumer Rate Relief Funding II LLC & Wheeling Consumer Rate Relief Funding LLC)

Schedule 1 to Joinder

Company and Receivables Sub-Servicer	Appalachian Power Company* *With respect to Receivables arising from APCo West Virginia customers only (and not from WPCo customers).

Notice Address	One Riverside Plaza Columbus, Ohio 43215 Attention: Treasurer Telephone: (614) 716-1000 Email: Treasury_Operations_AEP@aep.com

Securitization Property Servicer	Appalachian Power Company** **With respect to Securitization Charges for APCo West Virginia customers only (and not for WPCo customers).

Notice Address	One Riverside Plaza Columbus, Ohio 43215 Attention: Treasurer Telephone: (614) 716-1000 Email: Treasury_Operations_AEP@aep.com

Bond Issuers

APCo Bond Issuer Name Notice Address	Appalachian Consumer Rate Relief Funding II LLC 200 Association Drive, 02 Charleston, West Virginia 25311 Attention: Managers Telephone: (614) 716-1522 Email: Treasury_Operations_AEP@aep.com

WPCo Bond Issuer Name Notice Address	Wheeling Consumer Rate Relief Funding LLC 201 Jacob Street, Wheeling, West Virginia 26003 Attention: Managers Telephone: (614) 716-1523 Email: Treasury_Operations_AEP@aep.com

Indenture Trustee

For APCo Bond Issuer Name Notice Address

U.S. Bank Trust Company, National Association

190 South LaSalle Street, 7th Floor, MK-IL-SL7R
Chicago, Illinois 60603
Attention: Corporate Trust Services / Appalachian Consumer Rate Relief Funding II LLC, Jacqueline Reyes and Maryann Turbak
Telephone: (312) 332-7454; (312) 332-7531
Email: jacqueline.reyes@usbank.com; and maryann.turbak@usbank.com

Schedule 1 to Joinder

For WPCo Bond Issuer Name Notice Address

U.S. Bank Trust Company, National Association

190 South LaSalle Street, 7th Floor, MK-IL-SL7R
Chicago, Illinois 60603
Attention: Corporate Trust Services / Appalachian Consumer Rate Relief Funding II LLC, Jacqueline Reyes and Maryann Turbak
Telephone: (312) 332-7454; (312) 332-7531
Email: jacqueline.reyes@usbank.com; and maryann.turbak@usbank.com

Agency Agreement	Third Amended and Restated Agency Agreement, dated as of August 25, 2004, by and between Receivables Buyer and the Company, as amended, restated or modified from time to time

Commission	Public Service Commission of the State of West Virginia (including any governmental authority succeeding to the duties of such agency)

Financing Order	The Commission Order, issued on March 31, 2026, in Case No. 25-0310-E-PC, by the Commission pursuant to the Securitization Act, as modified by the Commission Order, issued on July 21, 2026, in Case No. 25-0310-E-PC, by the Commission

Indentures

With respect to the APCo Bond Issuer:

•

Indenture, dated as of [•], 2026, by and between the APCo Bond Issuer, the Indenture Trustee and U.S. Bank National Association, as securities intermediary, as amended, restated or modified from time to time

With respect to the WPCo Bond Issuer:

•

Indenture, dated as of [•], 2026, by and between the WPCo Bond Issuer, the Indenture Trustee and U.S. Bank National Association, as securities intermediary, as amended, restated or modified from time to time

Purchase Agreement	Third Amended and Restated Purchase Agreement, dated as of August 25, 2004, by and between Receivables Buyer and the Company, as amended, restated or modified from time to time

Sale Agreements

With respect to APCo and the APCo Bond Issuer:

•

CRR Property Purchase and Sale Agreement, dated as of [•], 2026, by and between the APCo Bond Issuer and the Company, as amended, restated or modified from time to time

With respect to WPCo and the WPCo Bond Issuer:

•

CRR Property Purchase and Sale Agreement, dated as of [•], 2026, by and between the WPCo Bond Issuer and WPCo, as amended, restated or modified from time to time

Securitization Act	§ 24-2-4h of the Code of West Virginia, as amended from time to time

Securitization Charges	The “consumer rate relief charges” (as defined in § 24-2-4h(b)(7) of the Code of West Virginia) approved by the Commission in the Financing Order, to the extent applicable to APCo West Virginia customers

Securitization Property	With respect to each of the APCo Bond Issuer and the WPCo Bond Issuer, its respective portion of the “consumer rate relief property” (as defined in § 24-2-4h(b)(9) of the Code of West Virginia) created pursuant to the Financing Order, to the extent applicable to APCo West Virginia customers

Schedule 1 to Joinder

Servicing Agreements

With respect to the APCo Bond Issuer:

•

CRR Property Servicing Agreement, dated as of [•], 2026, by and among the APCo Bond Issuer, the Company and WPCo, as amended, restated or modified from time to time

With respect to the WPCo Bond Issuer:

•

CRR Property Servicing Agreement, dated as of [•], 2026, by and among the WPCo Bond Issuer, the Company and WPCo, as amended, restated or modified from time to time

Schedule 1 to Joinder